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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                             ---------------------------

                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                   (Date of Report)
                                   JANUARY 9, 1998

                            COMMISSION FILE NUMBER 0-12207

                                  PEGASUS GOLD INC.
                (Exact name of registrant as specified in its charter)


      PROVINCE OF BRITISH COLUMBIA                         NONE
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)

      601 W. FIRST AVE., SUITE 1500,
           SPOKANE, WASHINGTON                           99201-3282
  (Address of principal executive offices)               (Zip Code)


                                    (509) 624-4653
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On January 9, 1998, Pegasus Gold Inc. ("Pegasus") issued a news release announcing that the lenders under the Company's revolving credit facility have notified Pegasus that the indebtedness outstanding thereunder has been accelerated and that such lenders have offset amounts they owe under various hedging contracts against such indebtedness. Certain other hedging agreements have also been terminated.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

  (a)     Financial statements - not applicable.

  (b)     Pro forma financial information - not applicable.

  (c)     Exhibits:

         (99.1)   News Release issued by the Company dated January 9, 1998.


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                                      FORM 8-K

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEGASUS GOLD INC.  (Registrant)





Date:   January 9, 1998            By:  /s/ Phillips S. Baker, Jr.
                                   ----------------------------------------
                                        Phillips S. Baker, Jr.
                                        Vice President, Finance and Chief
                                        Financial Officer


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